CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2007

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



Delaware                            0-15658                           47-0210602
(State or other                (Commission File                    (IRS employer
jurisdiction of incorporation)      Number)                  Identification No.)

  1025 Eldorado Blvd., Broomfield, Colorado                                80021
   (Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
     Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Level 3 Communications, Inc. or Level 3 has revised its agreement for its outperform stock options or OSOs issued to its employees on or after April 1, 2007.

     Pursuant to the terms of this agreement, we have made changes to the terms of the OSOs, but not the mechanics for determining the value of an OSO on the date of settlement. Beginning in April 2007, OSOs awarded by Level 3 will have a three year life and will vest 100% on the third anniversary of the date of the award and will fully settle on that date. In other words, recipients of these OSOs will not be able to voluntarily exercise the OSOs as they will settle automatically with value on the third anniversary of the date of the award or expire without value on that date. This type of instrument is sometimes referred to as a "European style option." As mentioned above, the same mechanics for OSO valuations for awards made prior to April 2007 will be used for OSOs issued beginning April 1, 2007, except that all calculations will be completed one time on the settlement date for OSOs issued beginning April 1, 2007. The Compensation Committee of the Level 3 Board of Directors felt that this change provided a potentially longer holding period and better alignment of Level 3's long term incentive program with the interests of Level 3's stockholders. In addition, the Compensation Committee believes that with these modifications that the program may be more easily understood and valued by both our employees and investors.

     The following awards of OSOs were made to the Level 3 Named Executive Officers from 2005 and Mr. Sunit S. Patel, Level 3's chief financial officer, effective April 1, 2007. The initial strike price for these OSO awards was $6.10.

James Q. Crowe                  130,824
Kevin J. O'Hara                 65,412
Thomas C. Stortz                41,864
Charles C. Miller, III          52,332
Sunit S. Patel                  39,248

     Mr. Keith Coogan, a named executive officer in 2005, is no longer an employee of Level 3.

     The form of agreement is filed as Exhibit 10.1 to this Current Report and is incorporated by reference as if set forth in full.

     Level 3 has revised its agreement for restricted stock units issued on or after April 1, 2007. The modifications to this agreement relate to the mechanics for how Level 3 may facilitate the issuance of shares upon restrictions lapsing on a "net" basis to reflect the withholding of shares to satisfy applicable withholding taxes.

     The following awards of RSUs were made to the Level 3 Named Executive Officers from 2005 and Mr. Sunit S. Patel, Level 3's chief financial officer, effective April 1, 2007.

James Q. Crowe                  196,236
Kevin J. O'Hara                 98,118
Thomas C. Stortz                62,796
Charles C. Miller, III          78,498
Sunit S. Patel                  58,872

Mr. Keith Coogan is no longer an employee of Level 3.

     The form of agreement is filed as Exhibit 10.2 to this Current Report and is incorporated by reference as if set forth in full.

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Item 9.01. Financial Statements and Exhibits

    (a)   Financial Statements of Business Acquired None

    (b)   Pro Forma Financial Information None

    (c)   Shell Company Transactions None

    (d)   Exhibits

          10.1  Form of OSO Master Award Agreement

          10.2  Form of Amended Master Deferred Issuance Stock Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         Level 3 Communications, Inc.

                                         By:     /s/ Neil J. Eckstein
                                         Neil J. Eckstein, Senior Vice President

Date:  April 5, 2007